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                                                               EXHIBIT NO. 10.14



                                 THIRD AMENDMENT


               THIRD AMENDMENT (this "Amendment"), dated as of February 15, 2002, among PENHALL INTERNATIONAL CORP., an Arizona corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY as administrative agent (the "Administrative Agent") and CREDIT SUISSE FIRST BOSTON as syndication agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

               WHEREAS, the Borrower, the Banks, the Issuing Banks and the Administrative Agent are parties to a Credit Agreement, dated as of August 4, 1998 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

               WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

               NOW, THEREFORE, it is agreed:

               1. Section 4.02(A)(c) is hereby amended by deleting the proviso appearing at the end of the first sentence appearing therein in its entirety and inserting the following new proviso in lieu thereof:

               "provided that (i) the Net Cash Proceeds from the Permitted Sale-Leaseback Transactions and (ii) up to an aggregate of $2,000,000 of Net Cash Proceeds from Asset Sales in any fiscal year of the Borrower, shall not give rise to a mandatory repayment (and/or commitment reduction, as the case may be) to the extent the Borrower elects, as hereinafter provided, to cause such Net Cash Proceeds to be reinvested in Reinvestment Assets (a "Reinvestment Election")."

               2. Section 8.02(f) of the Credit Agreement is hereby amended by deleting the text "$2,500,000" therein and inserting the text "2,000,000" in lieu thereof.

               3. Section 8.02 of the Credit Agreement shall be further amended by inserting the following new sub-clause (l) immediately after sub-clause (k) appearing at the end thereof:

               "(l) each of the Borrower and its Subsidiaries may enter into sale-leaseback transactions with respect to their equipment and Real Property placed into service after August 1, 2001 (the "Permitted Sale-Leaseback Transactions"), so long as
                     (i) no Default or Event of Default then exists or would result therefrom, (ii) each such sale-leaseback transaction is in an arm's-length transaction and the Borrower or Subsidiary, as the case may be, receives at least fair market value (as determined in good faith by the Borrower or such Subsidiary, as the case may be), (iii) the total consideration received by the Borrower or such Subsidiary is cash and is paid at the time of the closing of such sale, (iv) the Net Cash Proceeds therefrom are applied and/or reinvested as (and to the extent) required by
                     Section 4.02(A)(c), (v) the Net Cash Proceeds shall not exceed $5,000,000 at any time and (vi) to the extent that any such sale-leaseback transaction results in a Capitalized Lease Obligation, such Capitalized Lease Obligation is permitted under Section 8.04(d)."

               4. Section 8.03 of the Credit Agreement is hereby amended by inserting the following new sub-clause (r) immediately after sub-clause (q) appearing therein:



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               "(r)  Liens which may be deemed to exist as a result of the consummation of one or more sale-leaseback transactions effected in accordance with the law of Section 8.02 (l), which liens shall relate only to the assets subject to the respective sale-leaseback transaction."

               5. Section 8.04(d) of the Credit Agreement is hereby amended by inserting immediately after the text "Capital Lease Obligations" appearing therein the text "(including Capital Lease Obligations resulting from sale-leaseback transactions permitted under Section 8.02(l))".

               6. Section 8.05(a) of the Credit Agreement is hereby amended by deleting the chart contained therein and inserting the following chart in lieu thereof:

               Fiscal Year Ending                           Amount
               ------------------                         -----------
               June 30, 1999                              $13,500,000

               June 30, 2000                              $22,500,000

               June 30, 2001                              $22,500,000

               June 30, 2002                              $15,000,000

               June 30, 2003                              $16,000,000

               June 30, 2004                              $16,000,000

               7. Section 10 of the Credit Agreement is hereby amended by inserting the following new defined term in appropriate alphabetical order:

               "Permitted Sale-Leaseback Transactions' shall have the meaning provided in Section 8.02(l)."

               8. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined in Section 6 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, after giving effect to this Amendment.

               9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Administrative Agent and each Bank.

               11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               12. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its address for notice provided for in the Credit Agreement.



                                      * * *


                                      -2-
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               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



1801 Penhall Way                        PENHALL INTERNATIONAL CORP.,
PO Box 4609                             as Borrower
Anaheim, CA  92803
Attention: John Sawyer
Tel: (714) 772-6450
Fax: (714) 778-8437                     By _____________________________________
                                           Title:


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                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent



                                        By _____________________________________
                                           Title:




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                                        CREDIT SUISSE FIRST BOSTON
                                        Individually and as Syndication Agent



                                        By _____________________________________
                                           Title:



                                        By _____________________________________
                                           Title:


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                                        FLEET CAPITAL CORPORATION



                                        By _____________________________________
                                           Title:





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                                        UNION BANK OF CALIFORNIA, N.A.



                                        By _____________________________________
                                           Title:





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                                        U.S. BANK NATIONAL ASSOCIATION



                                        By _____________________________________
                                           Title: